September 12, 2013

VIA EDGARLINK

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Subj:	United of Omaha Separate Account B
1940 Act Registration Number: 811-08011
1933 Act Registration Numbers: 333-18881 and 333-35587
CIK: 0000918659
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), United of Omaha Separate Account B, a unit investment trust registered under the Act, mailed to its contract owners the semiannual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following semiannual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
The Alger Portfolios	0000832566	August 23, 2013
DWS Investments VIT Funds	0001006373	August 22, 2013
DWS Variable Series I Fund	0000764797	August 22, 2013
Federated Insurance Series	0000912577	August 27, 2013
MFS® Variable Insurance Trust	0000918571	August 28, 2013
Pioneer Variable Contracts Trust	0000930709	August 28, 2013
T. Rowe Price Equity Series, Inc.	0000918294	August 20, 2013
T. Rowe Price Fixed Income Series, Inc.	0000920467	August 20, 2013
T. Rowe Price International Series, Inc.	0000918292	August 20, 2013
The Universal Institutional Funds, Inc.	0001011378	September 9, 2013
Variable Insurance Products Fund	0000356494	August 21, 2013
Variable Insurance Products Fund II	0000831016	August 21, 2013
Variable Insurance Products Fund V	0000823535	August 23, 2013
Variable Insurance Products III	0000927384	August 21, 2013

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

MICHAEL E. HUSS

Michael E. Huss
Deputy General Counsel and Corporate Secretary
United of Omaha Life Insurance Company